UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2006



                       TC X Calibur, Inc.
                       ------------------
      (Exact name of registrant as specified in charter)


            Nevada                  33-29139                87-0474017
(State or other jurisdiction of
incorporation or organization)  (Commission File No.) (IRS Employee I.D. No.)

               4685 S. Highland Drive, Suite #202
                  Salt Lake City, Utah  84117
                  ---------------------------
           (Address of Principal Executive Offices)

                         (801) 278-9424
                         --------------
                   (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

   On July 18, 2006, TC X Calibur, Inc. (the "Registrant") entered into an Agreement and Plan of Merger ("Merger Agreement") with RE3W Worldwide Limited, a British Virgin Islands company ("RE3W BVI"); a newly-created wholly-owned subsidiary of Registrant, TCX Acquisition Corp. ("Sub"); Jenson Services, Inc.; Duane S. Jenson; Travis T. Jenson; and Thomas J. Howells, each a shareholder of Registrant. The Merger Agreement provides for a reverse triangular merger (the "Merger") in which (i) Sub is to merge into RE3W BVI, with RE3W BVI being the surviving corporation and a wholly-owned subsidiary of Registrant, and (ii) RE3W BVI shareholders and holders of other equity interests are to receive shares and other equity in Registrant in lieu of their RE3W BVI shares and equity such that after the Merger they would own in excess of approximately 85% of the Registrant's outstanding stock.

   In addition to standard closing conditions, the closing of the Merger Agreement is subject to the condition precedent that RE3W BVI shall have received not less than $8,000,000 from the private sale of units.

   Upon consummation of the Merger, Registrant will be controlled by the former shareholders of RE3W BVI. All of Registrant's directors will resign and
the five designees of RE3W BVI would serve as directors of Registrant.   All
of Registrant's `officers would resign and would be replaced by the officers of RE3W BVI.

   Upon consummation of the Merger, the business of Registrant will change to become the business of RE3W BVI, which is operating a proprietary Internet based application which commercial real estate professionals can use to simplify and accelerate the process of identifying property prospects, organizing and updating ownership and property information, and using the
information to collaborate with associates and clients.   It is anticipated
that the Merger, for accounting and financial reporting purposes, will be accounted for as an acquisition of Registrant by RE3W BVI.

   As part of the Merger, Registrant intends to change its name to RE3W WorldWide Inc.

   The Merger description above is qualified in its entirety by the Merger Agreement which is attached to this Form 8-K as Exhibit 10.1.


Item 9.01    FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits

Exhibit 10.1 Agreement and Plan of Merger dated July 18, 2006, entered in by and among Registrant, RE3W WorldWide Limited, a British Virgin Islands company; a newly-created wholly-owned subsidiary of Registrant, TCX Acquisition Corp.; and Jenson Services, Inc.; Duane S. Jenson; Travis T. Jenson; and Thomas
               J. Howells, each a shareholder of Registrant.

                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, TCX Calibur, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TC X Calibur, Inc.

Date: July 20, 2006                         By: /s/ Travis T. Jenson
                                               ---------------------
                                               Travis T. Jenson, President and
                                               Director